EXHIBIT 99.2


                        TERM SHEET DATED MAY 8, 2002




All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                May 8, 2002

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              Preliminary Structural and Collateral Term Sheet
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              $95,359,118 (approximate) of Senior Certificates
                      GSR Mortgage Loan Trust 2002-3F
                  GS Mortgage Securities Corp., Depositor
             Mortgage Pass-Through Certificates, Series 2002-3F



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                  Features of the Transaction
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    o    The collateral consists of conventional fixed rate 15 year mortgage loans secured by first liens on one to four family residential properties. 99.1% of the 15 year mortgage loans were purchased from KeyBank National Association and are being serviced by Countrywide Home Loans, Inc., and 0.9% of the 15 year mortgage loans were purchased from and are being serviced by Wells Fargo Home Mortgage, Inc.

    o Offering consists of 3 tracks of senior securities totaling approximately $95,359,118 expected to be rated AAA by Fitch and Moody's. The three tracks of seniors are expected to be approximately:

                $8,663,469 of 6.0% coupons
               $59,953,000 of 6.5% coupons
               $26,742,649 of 7.5% coupons

    o The expected amount of credit support for the senior certificates is 1.6% in the form of subordination with a shifting interest structure.

    o The amount of senior certificates is approximate and may vary by up to 5%


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                           Time Table
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Expected Settlement:                                             May 29, 2002
Cut-off Date:                                                     May 1, 2002
First Distribution Date:                                        June 25, 2002
Distribution Date:                                         25th of each month


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

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                             Key Terms
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
Issuer:                    GSR Mortgage Loan Trust 2002-3F
Underwriter:               Goldman, Sachs & Co.
Originators:               KeyBank National Association
                           Wells Fargo Home Mortgage, Inc.
Seller:                    Goldman Sachs Mortgage Company
Servicers:                 Countrywide Home Loans, Inc.
                           Wells Fargo Home Mortgage, Inc.
Trustee:                   JPMorgan Chase Bank
Type of Issuance:          Public
Servicer Advancing:        Yes, subject to recoverability
Compensating Interest:     Yes; limited, with respect to Countrywide and Wells Fargo, to 1/12th of 0.125% and
                           0.25%, respectively, of the pool scheduled principal balance for such distribution date
Legal Investment:          The senior certificates are SMMEA eligible at settlement
Interest Accrual:          Prior calendar month
Clean Up Call:             10% of the Cut-off Date principal balance of the mortgage loans
ERISA Eligible:            Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel
Tax Treatment:             REMIC; senior certificates are regular interests
Structure:                 Senior/Subordinate; shifting interest
Expected Subordination:    1.6%
Expected Rating Agencies:  Moody's and Fitch
Minimum Denomination:      Senior certificates - $25,000
Delivery:                  Senior certificates - DTC





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                              Preliminary Mortgage Pool Data (approximate)1
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                                                                 6.0 % Track   6.5 % Track   7.5 % Track
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
Total Outstanding Principal Balance:                               $8,663,469   $61,505,566   $26,742,649
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2Number of Mortgage Loans:                                                 75           226           176
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2Average Outstanding Principal Balance of the Mortgage Loans:        $383,905      $403,515      $387,559
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Weighted Average Gross Annual Mortgage Interest Rate:                   6.40%         6.90%         7.43%
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Expected Servicing Fees (including Master Servicing Fee):             0.2575%       0.2575%       0.2575%
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Weighted Average Months to Maturity:                                      141           140           140
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Weighted Average Months Seasoning:                                         37            38            38
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Weighted Average Original Loan-To-Value Ratio:                          66.1%         69.7%         73.9%
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Owner Occupied:                                                         83.9%         81.8%         70.3%
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Originated Under the Full Processing Documentation Program:             49.1%         55.1%         54.4%
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Weighted Average FICO Score:                                              737           721           717
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Ohio:                                                                   27.7%         28.2%         32.0%
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New York:                                                                5.0%         12.8%          8.5%
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Washington:                                                             10.6%         11.4%          7.4%
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Single Family Detached:                                                 85.9%         86.1%         77.5%
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Amortized Original LTV > 80%, No MI:                                     0.0%          1.6%          7.6%
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

    1. The percentages listed below are determined based on the component balances of the mortgage loans contributing to the respective track.

    2. These numbers represent the number of 15 year mortgage loans contributing cash flows to the respective track, as well as the entire outstanding principal balance of the 15 year mortgage loans contributing to the respective track. The total number of 15 year mortgage loans is 251.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.